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                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Shiloh Industries, Inc., a Delaware corporation, hereby constitutes and appoints Robert L. Grissinger, Craig A. Stacy and Thomas C. Daniels, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign on behalf of each of the undersigned an Annual Report on Form 10-K for the fiscal year ended October 31, 1997 pursuant to Section 13 of the Securities Exchange Act of 1934 and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, including, without limitation, a Form 12b-25, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

         Executed as of this 28th day of November 1997.

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
/s/ Dominick C. Fanello                                                /s/ James C. Fanello
------------------------------                                         -----------------------------
Dominick C. Fanello                                                    James C. Fanello
Vice Chairman of the Board and                                         Director
Director


/s/ David J. Hessler                                                   /s/ Curtis E. Moll
------------------------------                                         -----------------------------
David J. Hessler                                                       Curtis E. Moll
Director                                                               Director


/s/ James A. Karman                                                    /s/ Theodore K. Zampetis
------------------------------                                         -----------------------------
James A. Karman                                                        Theodore K. Zampetis
Director                                                               Director


/s/ Dieter Kaesgen                                                     /s/ Richard S. Gray
------------------------------                                         -----------------------------
Dieter Kaesgen                                                         Richard S. Gray
Director                                                               Director


/s/ Robert L. Grissinger                                               /s/ Craig A. Stacy
------------------------------                                         -----------------------------
Robert L. Grissinger                                                   Craig A. Stacy
President, Chief Executive                                             Treasurer and Chief Financial
Officer (Principal Executive                                           Officer (Principal Financial
Officer), Chairman of the                                              and Accounting Officer)
Board and Director
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